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                                                                    EXHIBIT 23.1


                              ACCOUNTANTS' CONSENT

     We consent to the use of our report incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the Prospectus, which is incorporated by reference herein.



                                              /s/ KPMG LLP


     Princeton, New Jersey
     November 16, 1999